UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2016

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On July 22, 2016, G-III Apparel Group, Ltd. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with LVMH Moet Hennessy Louis Vuitton Inc. (the “Seller”), providing for the Company’s purchase of all of the outstanding capital stock of Donna Karan International Inc., a Delaware corporation (“DKI”), from the Seller (the “DKI Acquisition”).

Subject to the conditions set forth in the Stock Purchase Agreement, the closing of the DKI Acquisition (the “Closing”) is expected to occur in the fourth quarter of the Company’s fiscal year ending January 31, 2017. The purchase price (the “Purchase Price”) for the DKI Acquisition will be $650 million, subject to adjustments for Net Financial Debt (as defined in the Stock Purchase Agreement), Working Capital (as defined in the Stock Purchase Agreement), taxes and other items set forth in the Stock Purchase Agreement.

The Stock Purchase Agreement provides for the Purchase Price to be paid by the Company with a combination of (i) cash, (ii) $75 million of newly issued shares of common stock, par value $0.01 per share of the Company (“Common Stock”, and such shares, the “Consideration Shares”) and (iii) a junior lien secured promissory note in favor of the Seller in the principal amount of $75 million (the “Seller Note”). As described under the caption “Debt Commitment Letter” below, the Company has entered into a Debt Commitment Letter (as defined below) to fund the cash portion of the Purchase Price.

The number of Consideration Shares to be delivered to the Seller at the Closing will be based on the volume weighted average price of the Common Stock on the NASDAQ Stock Market over the five consecutive trading days ending on the trading day immediately preceding the date of the Closing (the “Closing Date”). The Company has agreed to enter into a registration rights agreement with the Seller in which it will grant piggyback registration rights to the Seller with respect to the Consideration Shares for two years following the Closing.

The Seller Note will bear interest at the rate of 2% per annum and mature six and one half years after the Closing Date. The Company’s obligations under the Seller Note will be secured by a lien junior to that of the lenders under the Company’s Term Facility and New ABL Facility (as defined below) to be entered into as described under the caption “Debt Commitment Letter” below.

The Stock Purchase Agreement contains customary and other representations and warranties of each of the Company and the Seller. The Company and the Seller have also agreed to various pre-Closing covenants in the Stock Purchase Agreement, including, among other things, covenants (a) that the Seller use commercial reasonable efforts to cause the DK Group’s business to be carried on in the ordinary course of business, subject to specified exceptions; (b) that the Seller and the Company cooperate to obtain the governmental authorizations, consents, orders and approvals that may be or become necessary for the consummation of the DKI Acquisition, including antitrust approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (c) that the Seller cooperate in connection with the financing transactions contemplated by the Debt Commitment Letter (as described below); (d) that the Seller cause to be delivered to the Company audited consolidated financial statements of the DK Group for the fiscal years ended December 31, 2013, 2014 and 2015 (the “DK Group Audited Financial Statements”) and interim unaudited consolidated financial statements of the DK Group for specified fiscal periods in 2016 and 2015 (the “DK Group Interim Financial Statements”), all prepared in accordance with U.S. generally accepted accounting principles, in compliance with applicable requirements of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended; and (e) restricting the Seller’s ability to solicit or encourage any alternative proposals relating to the disposition of all or any portion of the DK Group or its assets or entering into any agreement or instrument regarding an alternative acquisition proposal.

In addition, the Company and the Seller have agreed to various post-Closing covenants, including, among other things, covenants (a) as to transition services, employee non-solicitation and employee benefits matters and (b) providing for mutual indemnification with respect to inaccuracies in or breaches of representations and warranties of the parties and breach or nonfulfillment of covenants and agreements of the parties, and, in the case of the Seller, indemnification of the Company with respect to specified tax and other liabilities.

The performance and payment of the Seller’s obligations under the Stock Purchase Agreement will be guaranteed by the Seller’s parent company, LVMH Moët Hennessy Louis Vuitton SE (“Seller Parent”).

The Closing of the DKI Acquisition is subject to specified closing conditions, including mutual conditions as to the absence of any order from any court or governmental authority or other legal requirement that makes the Closing and the DKI Acquisition illegal; the expiration or termination of the waiting period under the HSR Act; having obtained required material approvals under other applicable antitrust laws; the delivery by the Seller to the Company of the DK Group Audited Financials and an unqualified audit opinion thereon by an accounting firm of national standing registered with the Public Company Accounting Oversight Board; the delivery of the DK Group Interim Financial Statements; the truth and correctness of the representations and warranties of the parties, subject to the qualifications specified in the Stock Purchase Agreement; the delivery by the Company to DKI of funds sufficient to pay off all of the DK Group’s financial debt as of the Closing; and the ability of each of the parties to deliver its required Closing deliverables at or prior to the Closing. The Stock Purchase Agreement is not subject to a financing condition.

The Stock Purchase Agreement may be terminated by mutual consent of the Company and the Seller or by either the Company or the Seller if the Closing has not occurred by February 1, 2017.

The foregoing summary of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement (including the forms of Seller Parent Guaranty, Seller Note and Registration Rights Agreement attached as exhibits thereto). A copy of the Stock Purchase Agreement (including the forms of Seller Parent Guaranty, Seller Note and Registration Rights Agreement) is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Stock Purchase Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Company, DKI, the Seller or their respective subsidiaries or affiliates. The representations, warranties and covenants in the Stock Purchase Agreement were made only for the purposes of such agreement and solely for the benefit of the parties to such agreement and as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in a Disclosure Schedule agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Stock Purchase Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the

2

Company, DKI, the Seller or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date thereof, which subsequent information may or may not be fully reflected in public disclosures by the Company or Seller Parent. Accordingly, investors should read the representations, warranties and covenants in the Stock Purchase Agreement not in isolation but only in conjunction with the other information about the Company, DKI and the Seller and their respective subsidiaries that the Company includes in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”) and that Seller Parent includes in reports, statements and other filings made with the Autorité des Marchés Financiers.

Debt Commitment Letter

In connection with the entry into the Stock Purchase Agreement, on July 22, 2016, the Company entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Barclays Bank PLC and JPMorgan Chase Bank, N.A. (together, the “Commitment Parties”), pursuant to which the Commitment Parties committed, subject to the terms and conditions set forth therein, to provide the Company with an asset-based revolving credit facility and a term loan facility, as further described below:

(1)	Asset-based revolving credit facility. A new $525 million aggregate principal amount, five-year senior secured asset-based revolving credit facility (the “New ABL Facility”). The New ABL Facility will refinance and replace the Credit Agreement, dated as of August 6, 2012 (as amended by the Amendment to Credit Agreement dated as of October 1, 2013, and as further amended, supplemented or otherwise modified from time to time prior to July 22, 2016, the “Existing ABL Facility”), by and among the Borrowers and the Loan Guarantors (each as defined therein) party thereto, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., in its capacity as the administrative agent thereunder. The Existing ABL Facility provides for borrowings of up to $450 million and expires in August 2017.

(2)	Term loan facility. A $450 million aggregate principal amount senior secured term loan facility, which may be drawn on the Closing Date and will mature six years after the Closing Date (the “Term Facility”).

The proceeds from the borrowing under the Term Facility will be used, along with proceeds of up to $150 million in borrowings under the New ABL Facility, if drawn, and cash on hand to pay the cash portion of the Purchase Price. Proceeds of the New ABL Facility will also be used to pay off any outstanding balance under the Existing ABL Facility. The financing commitments of the Commitment Parties are subject to certain limited conditions set forth in the Debt Commitment Letter.

The Commitment Parties or their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Company and its subsidiaries in the ordinary course of business. Barclays Capital Inc., an affiliate of Barclays Bank PLC, is serving as financial advisor to the Company in connection with the DKI Acquisition.

3

Item 3.02	Unregistered Sales of Equity Securities.

As described under Item 1.01 above (the content of which is incorporated herein by reference), at the Closing of the DKI Acquisition, the Company will issue the Consideration Shares to the Seller. The number of Consideration Shares will be determined based on a formula set forth in the Stock Purchase Agreement and described above. The Consideration Shares will be issued pursuant to the exemption from registration provided under Regulation D and Section 4(a)(2) of the Securities Act, as a transaction with a single, sophisticated investor not involving a public offering.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

Various statements contained in this Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate,” “estimate,” “expect,” “will,” “project,” “we believe,” “is or remains optimistic,” “currently envisions,” “forecasts,” “goal” and similar words or phrases and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements also include representations of our expectations or beliefs concerning future events that involve risks and uncertainties. Statements made herein and elsewhere regarding the pending DKI Acquisition are also forward-looking statements, including statements regarding the anticipated Closing Date of the DKI Acquisition, the source and structure of financing, management’s statements about the effect of the DKI Acquisition on the Company’s future business, operations and financial performance and the Company’s ability to successfully integrate the DK Group into its operations. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; the possibility that the DKI Acquisition does not close; financing the DKI Acquisition; the Company’s ability to realize expected benefits and synergies from the DKI Acquisition; the Company’s effective implementation, and customer acceptance, of its business strategies with respect to the DK Group; disruption from the proposed DKI Acquisition making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on DKI Acquisition-related issues; the negative effects of this announcement or the consummation of the DKI Acquisition on the market price of the Company’s Common Stock; unexpected costs, charges or expenses relating to the DKI Acquisition; unknown liabilities; litigation and/or regulatory actions related to the proposed DKI Acquisition; the Company’s indebtedness incurred to acquire the DK Group; continued effectiveness of the Company’s strategic initiatives; other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports that the Company has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing the Company, see the section entitled “Risk Factors” in

4

the Company’s Annual Report on Form 10-K, filed with the SEC on March 29, 2016, and the risks, trends and uncertainties identified in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1*	Stock Purchase Agreement, dated as of July 22, 2016, by and between the Company and LVMH Moet Hennessy Louis Vuitton Inc. (including the exhibits thereto).

*Certain schedules and appendices to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or appendix upon request.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: July 28, 2016

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

2.1*	Stock Purchase Agreement, dated as of July 22, 2016, by and between the Company and LVMH Moet Hennessy Louis Vuitton Inc. (including the exhibits thereto).

*Certain schedules and appendices to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or appendix upon request.